SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

☒	Filed by the Registrant
☐	Filed by a party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

HUSKER AG, LLC
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒		No fee required
☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

HUSKER AG, LLC
54048 Highway 20
Plainview, Nebraska 68769

NOTICE OF 2005 ANNUAL MEETING OF MEMBERS
TO BE HELD ON
JUNE 6, 2005

To the Members of Husker Ag, LLC:

Notice is hereby given that the 2005 Annual Meeting of Members (the “Annual Meeting”) of Husker Ag, LLC (the “Company”) will be held at the Osmond City Hall, 413 N. State Street, Osmond, Nebraska, on June 6, 2005, at 10:00 a.m., local time for the following purposes:

1.  To elect five (5) Class I Directors to serve until the 2008 Annual Meeting of Members and until their successors are elected.

2.  To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. If you have any questions regarding the information in the Proxy Statement or regarding completion of the enclosed Form of Proxy, please call the Company at (402) 582-4446.

The Board of Directors is not aware of any other business to come before the Annual Meeting. Only members of record at the close of business on May 1, 2005 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof.

All members are cordially invited to attend the Annual Meeting in person. However, to assure the presence of a quorum, you are requested to promptly sign, date and return the enclosed form of proxy, which is solicited by the board of directors, by fax or in the enclosed, self-addressed stamped envelope whether or not you plan to attend the Annual Meeting. The proxy will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Fredrick J. Knievel
Fredrick J. Knievel
Chairman of the Board

Plainview, Nebraska May 4, 2005

EACH MEMBER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY EITHER BY FAX OR IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A MEMBER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE MEMBERSHIP UNITS IN PERSON.

HUSKER AG, LLC
54048 Highway 20
Plainview, Nebraska 68769

PROXY STATEMENT 2005 Annual Meeting of Members June 6, 2005

SOLICITATION AND VOTING INFORMATION

The enclosed proxy is solicited by the Board of Directors of Husker Ag, LLC (the “Company”) for use at the Annual Meeting of Members of the Company to be held on June 6, 2005, and at any adjournment thereof. Such meeting is to be held at the Osmond City Hall, 413 N. State Street, Osmond, Nebraska, and will commence at 10:00 a.m. Such solicitation is being made by mail and the Company may also use its officers, directors and regular employees to solicit proxies from members either in person or by telephone, facsimile or letter without extra compensation.

Voting Rights and Outstanding Membership Units

Holders of Membership Units of the Company (the “Membership Units”) of record at the close of business on May 1, 2005 (the “Record Date”) are entitled to vote at the Annual Meeting. As of that date, there were 15,318 Membership Units issued and outstanding. Each member entitled to vote will have one vote for each Membership Unit owned of record by such member as of the close of business on the Record Date on any matter which may properly come before the meeting. This Proxy Statement and the enclosed form of proxy are being mailed to members on or about May 4, 2005. The Company's 2004 Form 10-KSB, which includes the Company's annual report to its members along with the 2004 audited financial statements, is being mailed to members with this Proxy Statement.

The presence of a majority of the outstanding Membership Units of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate votes cast for directors or withheld, affirmative and negative votes and abstentions. Abstentions on any of the proposals or votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on the proposals presented to the members.

Proxy Voting

Membership Units cannot be voted at the Annual Meeting unless the holder of record is present in person or by proxy. The enclosed form of proxy is a means by which a member may authorize the voting of his, her or its Membership Units at the Annual Meeting. The Membership Units represented by each properly executed proxy will be voted at the Annual Meeting in accordance with the member’s directions. Members are urged to specify their choices by marking the appropriate boxes on the enclosed proxy. If no choice has been specified and the enclosed proxy is properly executed and returned, the Membership Units will be voted FOR the persons nominated by the Board for election as directors. If any other matters are properly presented to the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

Execution of the enclosed proxy will not affect a member’s right to attend the Annual Meeting and vote in person. Any member giving a proxy has the right to revoke it by voting at the meeting, by giving either personal or written notice of such revocation to Mr. Fredrick J. Knievel, Chairman of the Board and President of Husker Ag, LLC, at the Company’s offices at 54048 Highway 20, Plainview, Nebraska 68769, or to Corporate Secretary, Leonard Wostrel, at the commencement of the Annual Meeting.

Abstentions on any of the proposals or votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on the proposals presented to the members.

Attendance and Voting at the Annual Meeting

If you own a Membership Unit of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy. We encourage you to vote your Membership Unit in advance of the Annual Meeting date by returning the enclosed proxy, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described above even if you have already voted.

Solicitation

This solicitation is being made by the Company. The entire cost of such solicitation, which represents the amount normally expended for a solicitation relating to an uncontested election of directors, will be borne by the Company. Such cost will include the cost of supplying necessary additional copies of the solicitation material and the annual report to members, for beneficial owners of Membership Units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such recordholders for completing the mailing of such material and report to such beneficial owners.

YOUR PROXY VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY and delegates discretionary authority with respect to any additional matters which may properly come before the Annual Meeting. Although the Board is not currently aware of any additional matter, if other matters do properly come before the Annual Meeting, proxies will vote thereon in accordance with their best judgment.

 If you have any questions regarding the information in the Proxy Statement or regarding completion of the enclosed form of proxy, please call the Company at (402) 582-4446.

PROPOSAL TO BE VOTED UPON

Election of Directors and Voting

The only proposal for the 2005 Annual Meeting is the election of five Class I directors to hold office until the 2008 Annual Meeting of Members or until a successor is duly elected and qualified. The following current directors have been nominated by the Board of Directors: Robert E. Brummels, Ronald A. Fick, James Hall and O. Wayne Mitchell. In addition, the Board of Directors has nominated Kent A. Friedrich for a Class I directorship. Detailed information on each nominee is provided below in the “Information About Nominees and Current Directors” section.

As indicated in the proxy, where no direction is given, the proxies solicited by the Board of Directors will be voted in favor of the election of the nominees listed in this Proxy Statement. If any such nominees shall withdraw or otherwise become unavailable, which is not expected, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors. Members who neither submit a proxy nor attend the meeting, along with broker non-votes, will not be counted as either a vote for or against the election of a director.

YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES FOR CLASS I DIRECTORS.

Cumulative Voting Description

Members have cumulative voting rights. Each Member entitled to vote has the right to vote, in person or by proxy, the number of membership units owned by him or her for as many persons as there are directors to be elected and for whose election he or she has a right to vote, or to cumulate his or her votes by giving one candidate as many votes as the number of such directors multiplied by the number of his or her Units, or by distributing such votes on the same principle among any number of candidates.

Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this Proxy Statement, reserving the right, however, to cumulate their votes and distribute them among the nominees in their discretion. A member may also withhold authority to vote for any nominee (or nominees) by striking through the name (or names) of such nominees on the form of proxy. Neither Membership Units nor proxies may be voted for a greater number of persons than the number of nominees shown below.

Votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast in the director election.

The five nominees receiving the highest vote totals will be elected as directors of the Company at the Annual Meeting; provided a quorum is present.

INFORMATION ABOUT NOMINEES AND CURRENT DIRECTORS

Five directors are to be elected at this Annual Meeting to hold office until the 2008 Annual Meeting of Members or until a successor is duly elected and qualified. The Articles of Organization, as amended, of the Company provide for classification of directors into three classes, with each class serving staggered three-year terms. The Company's Second Amended and Restated Agreement, as amended (the “Operating Agreement”), provides for thirteen directors, with five Class I directors to be elected in 2005, four Class II directors to be elected in 2006 and four Class III directors to be elected in 2007.

All of the nominees are incumbent directors with the exception of Kent A. Friedrich, who was recommended for nomination as a Class I director by the Company’s Nominating Committee, and approved by the Company’s Board of Directors.

YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES FOR CLASS I DIRECTORS.

The following table contains certain information with respect to the persons currently serving as directors including those persons nominated for election at the 2005 Annual Meeting of Members:

Class I Nominees for the Board of Directors:

Name and Principal Occupation	Age	Year First Became Director	Term Expires
Robert E. Brummels Self-employed Farmer Coleridge, Nebraska	54	2004	2005
Ronald A. Fick Self-employed, Harvest Farms Luverne, Minnesota	50	2002	2005
James Hall Self-employed Farmer Sioux Falls, South Dakota	60	2001	2005
O. Wayne Mitchell Senior Vice President, Fagen, Inc. Granite Falls, Minnesota	49	2001	2005
Kent A. Friedrich [1] Owner and Manager, Edward Jones Investment Office Norfolk, Nebraska	42	--	--

1-
The Company’s Nominating Committee nominated Mr. Friedrich for election as a Class I director at its meeting held April 11, 2005. O. Kelly Hodson, a current Class I director, elected not to seek re-election for his Class I director seat.

Biographical Information on Class I Nominees

Robert E. Brummels, of Coleridge, Nebraska, is a lifelong resident of Cedar County, Nebraska. He and his wife currently operate a farm northeast of Coleridge where they raise corn, soybeans and alfalfa and own a cow-calf herd. Prior to his current farming operation, Mr. Brummels was in the dairy business from 1974 through 1986 and in the hog business from 1987 through 1998. In 1973 Mr. Brummels graduated from the University of Nebraska-Lincoln College of Agriculture with a Bachelor of Science degree in animal science.

Ronald A. Fick, of Luverne, Minnesota, is self-employed and has operated a corn and soybean grain farming operation (Harvest Farms) since 1973. He is also co-owner of a gravel and rock extraction business. Mr. Fick's operations are located just to the southwest of Luverne, Minnesota. Mr. Fick served on the Sioux Valley Southwestern Electric Advisory Board for 11 years. He has served on the Rock County Fair Board of Directors for over 20 years, 3 years as President.

James Hall, of Sioux Falls, South Dakota, is currently a director of Agri-Energy, L.P. Mr. Hall has been a farmer for forty-one years in Southeast South Dakota. Mr. Hall is also currently President of the Lincoln County Farm Bureau and the Lincoln County Soybean Association.

O. Wayne Mitchell, of Willmar, Minnesota, is currently Senior Vice President, Technology and Business Development for Fagen, Inc. and he has been employed by Fagen since June 2000. Fagen, Inc. is a design-build contractor specializing in the construction of ethanol plants. Prior to joining Fagen, he served as Process Team Leader from May 1998 to June 2000 for Reilly Industries, Inc., where he directed multidisciplinary teams engaged in chemical process research and development. From March 1998 to June 2000, Mr. Mitchell was President and owner of Solid Rock Consulting, LLC, a private company providing consulting services to the ethanol industry. Solid Rock Consulting, LLC is currently inactive. From May 1996 to May 1998, he worked as Plant Manager and Quality Assurance Manager for Micronutrients, LLC, an animal feed supplement manufacturer. Prior to joining Micronutrients, from January 1993 to May 1996, he served as the Design Engineer for Broin and Associates, Inc. where he performed detailed process design and start-up of dry grind ethanol plants. From August 1991 to January 1993, he served as senior environmental project engineer for Heritage Environmental Services, Inc. where he was involved in environmental consulting and project management at major oil refineries. Prior to that, Mr. Mitchell served as an area manager for Ethyl Corporation. Mr. Mitchell serves on the Board of Directors of six ethanol plants, Badger State Ethanol, LLC, in Monroe, Wisconsin, Husker Ag, LLC, in Plainview, Nebraska, Platte Valley Fuel Ethanol, LLC in Central City, Nebraska, United Wisconsin Grain Producers, LLC in Friesland, Wisconsin, Western Wisconsin Energy, LLC in Boyceville, Wisconsin, and Bushmills Ethanol, LLC in Atwater, Minnesota. Both Badger State Ethanol, LLC, and United Wisconsin Grain Producers, LLC, are SEC registered companies. Mr. Mitchell also serves on the Board of US BioEnergy Corporation which has an ethanol plant under construction in Albert City, Iowa. Mr. Mitchell has a B.S. in Chemical Engineering from the University of Wisconsin-Madison.

Kent A. Friedrich, of Plainview, Nebraska, has worked as an investment representative for an Edward Jones investment office in Norfolk, Nebraska, since 2002. From 2000 to 2002, Mr. Friedrich worked as an investment representative for Heritage Financial. He has previously served as an Associate Director for Battle Creek Farmers Co-op and on the nominating committee for Farm Credit Services. Mr. Friedrich and his wife Denise, along with their three children, have been lifelong residents of Plainview, Nebraska. Mr. Friedrich and his wife have also operated a farming operation for over 20 years in the Plainview area.

Class II and Class III Directors:

Name and Principal Occupation	Age	Year First Became Director	Class	Term Expires
Stanley Gyberg Farmer Luverne, Minnesota	61	2003	II	2006
Mike Kinney Vice President, Kinney, Inc. Elgin, Nebraska	47	2000	II	2006
David A. Kolsrud General Manager, CORN-er Stone Farmers Coop. Beaver Creek, Minnesota	56	2002	II	2006
J. Alex Thramer Self-employed, Thramer Irrigation Ewing, Nebraska	76	2000	II	2006
Gary Kuester Owner, Kuester Hay Stanton, Nebraska	59	2000	III	2007
Fredrick J. Knievel President and Co-owner, Knievel Farms, Inc. Clearwater, Nebraska	63	2000	III	2007
David Stearns Commodities Assistant, Agri-Energy, L.P. Luverne, Minnesota	57	2004	III	2007
Leonard Wostrel Farmer Creighton, Nebraska	66	2004	III	2007

Biographical Information on Class II and III Directors

Stanley Gyberg is a self-employed farmer and has been actively engaged in farming for 37 years and currently operates an 800 acre farm with a corn and soybean rotation. Mr. Gyberg currently serves as a member of the Board of Directors of CORN-er Stone Farmers Co-op. Since 1980, Mr. Gyberg has served as the Clerk of the Kanaranzi Township. Mr. Gyberg is also currently the Chairman of the Southwest Minnesota Farmers Co-op Elevator, a full service grain, agronomy and feed cooperative with sales between $30-40 million per year. The Southwest Minnesota Farmers Co-op Elevator is located in Luverne, Minnesota and has over 500 members. Mr. Gyberg has served as a member of the Board of the Southwest Minnesota Farmers Co-op Elevator for 13 years and has served as the Chairman for the past 10 years. Mr. Gyberg has been married to his wife Irene for 39 years and they have 3 grown children.

Mike Kinney has been employed by Kinney, Inc., which is a family farm corporation located near Elgin, Nebraska since 1974. He is currently serving as Vice President of Kinney, Inc. Mr. Kinney is also a partner in Kinney Bros., a farming operation.

David A. Kolsrud is the Manager of member relations of Agri-Energy, L.P., and served as Chairman of its predecessor entity until 2000. Mr. Kolsrud also continues to work as a self-employed farmer, an occupation he has had since 1973. He also serves as Chairman of the Valley Springs Farmers Cooperative, a farm supply co-op in Valley Springs, South Dakota. He has served on the Valley Springs Board for 17 years and has served as Chairman for the past 14 years. Mr. Kolsrud formerly served as the Chairman of the Minnesota Coalition for Ethanol. He also served on the Board of Governors of Agri-Energy, L.P. (a 12 million gallon a year ethanol plant in Luverne, Minnesota). He has served on the Agri-Energy Board since 1997 and served as its Vice President until 1999. Mr. Kolsrud also serves on the Board of Directors of Badger State Ethanol, LLC, an ethanol plant in Monroe, Wisconsin, which is an SEC registered company.

J. Alex Thramer is self-employed in the irrigation sales and services industry by Thramer Irrigation located near Ewing, Nebraska which has been in operation for over 30 years.

Gary Kuester is the owner of Kuester Hay, a company that buys and sells alfalfa and grass hay located near Stanton, Nebraska. Kuester Hay has been in business since 1979. Mr. Kuester has been involved in ethanol production for many years through a small ethanol production facility located on his family farm and has been licensed to produce ethanol since 1992.

Fredrick J. Knievel is the President and co-owner of Knievel Farms, Inc. which is a farming operation located near Clearwater, Nebraska engaged in the production of corn, soybeans, hay and cattle. Mr. Knievel has been associated with Knievel Farms, Inc. since 1978.

David Stearns currently resides in Luverne, Minnesota, where he was born and raised. Mr. Stearns has been employed as a DDG Marketer with Agri-Energy, L.P. a 12-million gallon per year ethanol plant located in Luverne, Minnesota, since August 1998. Mr. Stearns’ duties with Agri-Energy, L.P. include the selling and scheduling of sales of distiller grains, and management of the scale office for all inbound and outbound commodities.

Leonard Wostrel is a resident of Creighton, Nebraska, where he currently farms 1500 acres raising corn and soybeans in Pierce, Knox and Antelope Counties. Mr. Wostrel has been in the farming business for over 40 years. Mr. Wostrel is very interested in renewable fuels and has taken two trips with the Business Advisory Council to Washington, D.C. to lobby for renewable fuel legislation.

Board of Directors’ Meetings

The Board of Directors generally meets once or twice each month. The Board of Directors held 16 regularly scheduled and special meetings during the fiscal year ended December 31, 2004. Each incumbent director, except for David Kolsrud, Stan Gyberg, and Wayne Mitchell, participated in 75% or more of the aggregate of the total number of meetings of the Board of Directors and the committees of which he was a member during the fiscal year ended December 31, 2004.

Audit Committee

On January 8, 2002, Husker Ag adopted an Audit Committee Charter in compliance with Securities and Exchange Commission rules and established an audit committee. On November 12, 2004, Husker Ag amended the written charter of the Audit Committee and a copy of the Amended and Restated Audit Committee Charter is attached to this Proxy Statement as Appendix I. The Audit Committee reviews the services provided by the Company’s independent auditors, consults with the independent auditors and reviews the need for internal auditing procedures and the adequacy of internal controls. The Audit Committee currently consists of Robert E. Brummels, who serves as the chairman of the committee, Gary Kuester and Fredrick J. Knievel. Wayne Mitchell resigned from the Audit Committee effective August 21, 2004. There are no Audit Committee financial experts on the Husker Ag Board and Audit Committee. There are a limited number of persons meeting the SEC requirements for an Audit Committee financial expert located in the Northeastern Nebraska communities in which the Company transacts business, or among investors in Husker Ag, who comprise the likely base for persons serving on the Husker Ag Board. The Nominating Committee of Husker Ag will consider whether any nominees may have such expertise in reviewing and recommending candidates for the Board of Directors.

The Company believes that the members of the Audit Committee are independent within the meaning of the listing standards of the National Association of Securities Dealers, the operators of The NASDAQ Stock Market. The Audit Committee held seven regularly scheduled or special meetings during the fiscal year ended December 31, 2004.

Audit Committee Report

The following report was delivered to the Board of Directors of the Company by the Audit Committee on March 29, 2005. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

Report of Audit Committee of Husker Ag, LLC Board of Directors

March 29, 2005

To the Board of Directors of Husker Ag, LLC:

The Audit Committee of the Board of Directors is comprised of Messrs. Brummels, Knievel and Kuester. Mr. Brummels is chairman of the Audit Committee. All of the committee members qualify as independent members of the Audit Committee under the Nasdaq National Market listing standards. The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting process. The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Company's Amended and Restated Audit Committee Charter.

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2004.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and Public Company Accounting Oversight Board.

We have received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent accountants their independence.

Based on the reviewed and discussions referred to above, we recommend to the Board of Directors that the audited financial statements referred to above be included in the Husker Ag, LLC Annual Report on Form-10KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Husker Ag, LLC Board of Directors:

Robert E. Brummels, Chairman
Fredrick J. Knievel
Gary Kuester

Principal Accountant Fees and Services

BKD, LLP, the Company's independent certified public accountants for the three year period ended December 31, 2004, performed various audit, audit-related, tax and other services for Husker Ag. The following table represents fees for professional audit services rendered by BKD, LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2004 and 2003, and fees for other services rendered by BKD, LLP during those periods:

Type of Service	2004	2003

Audit Fees[1]	$85,400	$41,650
Audit-Related Fees[2]	30,830	25,245
Tax Fees[3]	24,845	57,918
Reimbursed Expenses	8,813	5,672
All Other Fees	-0-	-0-
Total	$149,888	$130,485

1-	Fees for audit services include fees associated with the annual audit and reviews of the Company's quarterly reports on Form 10-QSB.

2-	Principally accounting consultation.

3-
Includes $13,000 in 2004 and $12,000 in 2003 for tax preparation, and $11,845 for 2004 and $45,918 for 2003 for tax compliance, advice, and planning (which included $27,295 for a cost segregation study in 2003).

Pre-Approval Policies and Procedures. In accordance with Section 10(A)(i) of the Securities and Exchange Act of 1934, the Company Audit Committee approves the engagement of our independent accountants to render audit and non-audit services before those services are rendered, considering, among other things, whether the proposed engagement would impact the independence of the auditors. All of the fees of BKD,LLP reflected above were approved by the Audit Committee.

The percentage of hours expended on the audit by persons other than BKD, LLP’s full-time, permanent employees did not exceed 50 percent.

Other Committees

The Company has established a Personnel Committee which is responsible for reviewing the compensation and related benefits for Company employees. The Personnel Committee currently consists of Ronald Fick, James Hall, O. Kelly Hodson, David Kolsrud and Leonard Wostrel. Allen Sievertsen serves as an advisory member of the Personnel Committee. The Personnel Committee held three meetings during the fiscal year ended December 31, 2004.

Pursuant to a resolution adopted at the Company's Board of Directors’ meeting held March 5, 2002, the Board of Directors established a standing Nominating Committee to be elected from its members. The Nominating Committee does not have a charter. The Nominating Committee currently consists of David Stearns, Mike Kinney, David Kolsrud and Alex Thramer. The Company believes that the members of the Nominating Committee are independent within the meaning of the listing standards of the National Association of Securities Dealers, the operators of the NASDAQ Stock Market. The Nominating Committee held one regularly scheduled meeting during the fiscal year ended December 31, 2004.

The principal responsibility of the Nominating Committee is to recommend to the Board prior to the annual members’ meetings nominees for election to the Board of Directors for whom the Company will solicit proxies. Also, in the event of a vacancy, the Nominating Committee may recommend to the Board a nominee to fill such vacancy.

The Nominating Committee actively solicits nominations for the Company Board of Directors from the Company’s members. Such nominations are considered by the Nominating Committee in its recommended slate of directors, and the Nominating Committee considers and evaluates the experience of incumbent directors in making its recommendations. Candidates for election to the Board of Directors for the 2005 Annual Meeting, including Board nominee Kent A. Friedrich, were self-nominated. At the Board of Directors’ meeting held April 11, 2005, the Nominating Committee provided the Board with its recommendations with respect to the directors to be elected at this 2005 Annual Meeting. Although the Company has established formal procedures with respect to making nominations with respect to the election of directors, as described below, there are no formal procedures for the purpose of making recommendations concerning nominees to the Nominating Committee, and no formal minimum qualifications have been established that the Nominating Committee believes must be met by nominees recommended by the Nominating Committee. In accordance with Section 6.1(c) of the Company's Operating Agreement, directors do not need to be residents of the State of Nebraska or members of the Company.

Section 6.1(d) of the Company's Operating Agreement states that nominations for election to the Board of Directors may be made by the Board of Directors, the Nominating Committee, or by any member entitled to vote for the election of directors. Pursuant to Section 6.1(d), to be considered at the 2006 Annual Meeting, nominations must be submitted in writing to the Chairman of the Board or Corporate Secretary at the Company’s principal office, 54048 Highway 20, Plainview, Nebraska 68769 no earlier than October 1, 2005 and no later than March 31, 2006.

All committees are subject to change after the election of directors at the 2005 Annual Meeting of the Shareholders.

MANAGEMENT

The Company’s day to day affairs are managed by Allen H. Sievertsen, General Manager and its executive officers who are appointed for one year terms, subject to oversight and supervision by its Board of Directors. Executive officers of the Company, and other significant employees of the Company, are listed below:

Name and Age	Current Position and Business History

Fredrick Knievel (63)	Chairman of the Board and President since June 29, 2004.[1]

Mike Kinney (47)	Vice Chairman of the Board and Vice President since June 29, 2004.[2]

Leonard Wostrel (66)	Secretary of the Company since June 29, 2004.

Robert E. Brummels (54)	Treasurer of the Company since June 29, 2004.

Allen H. Sievertsen (56)	General Manager since August 10, 2001.

1-	Fredrick Knievel was elected Chairman of the Board and President on June 29, 2004, replacing Gary Kuester who had been elected Chairman of the Board and President on March 24, 2003.

2-
Mike Kinney was elected Vice Chairman of the Board and Vice President on June 29, 2004, replacing former director Scott Carpenter who had been elected Vice Chairman of the Board and Vice President on March 24, 2003 when Gary Kuester was elected Chairman and President.

Allen H. Sievertsen, age 56, has been General Manager of the plant since August 10, 2001. Prior to joining Husker Ag, Mr. Sievertsen worked from June 2001 through August 2001 as a supervisor for Eaton Corp., from November 1999 through June 2000, as a site manager for Bruckner Supply, and from May 1996 through November 1999, as a supervisor for Eaton Corp. On August 10, 2001, the Company entered in a contract labor agreement with Mr. Sievertsen for $7,500 per month plus reimbursement of expenses. On March 1, 2002, the Company converted Mr. Sievertsen’s position to a salaried position on substantially the same terms as set forth in the contract labor agreement; and in connection with such conversion, mutually agreed to terminate the contract labor agreement.

Seth Harder, age 26, has been Plant Manager for Husker Ag since September, 2004. Prior to coming to Husker Ag, Mr. Harder was an ethanol trainer and plant startup specialist from April 2004 through September 2004 for ICM. Mr. Harder was the production manager from November 2002 until April 2004 for Husker Ag, LLC. From December 2001 through November 2002, Mr. Harder managed a small ethanol plant for Kuester Ag, LLC, which is owned by Gary Kuester, member of the Board of Directors for Husker Ag.

Shaun Waldow, age 32, has been production manager for Husker Ag since May 2004. Prior to this position, Mr. Waldow was an operator for Husker Ag, from January 2003. Prior to working for Husker Ag, Mr. Waldow worked as a farm and livestock manager for Warren Wortman from 1992 until January 2003.

Kristine Wacker, age 30, was hired as Husker Ag's plant accountant in June 2004. Prior to her work for Husker Ag, Ms. Wacker worked as an accountant and reimbursement analyst for Faith Regional Health Services, from April 1999 through June 2004. From December 1996 through April 1999, Ms. Wacker was a staff accountant for Auten, Sehi, Pruss and Beckmann, P.C.

COMPENSATION OF OFFICERS

The following table sets forth all compensation paid or payable by the Company during the past fiscal year to the President and Vice President of the Company and the Company’s General Manager:

SUMMARY COMPENSATION TABLE

Annual Compensation

Name and Principal Position	Year	Salary	All Other Compensation

Fredrick J. Knievel[1], Chairman of the Board and President since June 29, 2004	2004	$0	$3,200[3]
	2003	$0	$2,150[3]
	2002	$0	$2,500[3]

Gary Kuester[1], Chairman of the Board and President from March 24, 2003 through June 29, 2004	2004	$0	$4,900[4]
	2003	$0	$2,150[3]
	2002	$0	$2,500[3]

Mike Kinney[2], Vice Chairman of the Board and Vice President	2004	$0	$2,650[3]
	2003	$0	$1,800[3]
	2002	$0	$1,100[3]

Allen H. Sievertsen, General Manager	2004	$106,333	$2,263[5]
	2003	$101,000	$1,342[5]
	2002	$90,000	$2,585[5]

1-
Fredrick Knievel was elected Chairman of the Board and President on June 29, 2004, replacing Gary Kuester who had been elected Chairman of the Board and President on March 24, 2003. None of the individuals serving as Chairman of the Board and President received any salary or compensation for his services other than directors’ and committee meeting fees.

2-
Mike Kinney was elected Vice Chairman of the Board and Vice President on June 29, 2004, replacing former director Scott Carpenter who had been elected Vice Chairman of the Board and Vice President on March 24, 2003 when Gary Kuester was elected Chairman and President. None of the individuals serving as Vice Chairman of the Board and Vice President received any salary or compensation for his services other than directors’ and committee meeting fees.

3-	Represents directors’ and committee meeting fees received for Board of Directors and committee meetings in accordance with the Company’s policy regarding the payment of directors’ fees.
4-
Includes directors' and committee meeting fees received for Board of Directors and committee meetings in accordance with the Company’s policy regarding the payment of directors’ fees in the amount of $2,650, and payment for Mr. Kuester's activities as a political liaison on behalf of the Company in the amount of $2,250 (see section entitled "Certain Relationships and Other Related Transactions" below for additional information).

5-	Represents reimbursement of mileage expenses.

Fredrick J. Knievel is currently serving as the Company’s President and Mike Kinney is currently serving as its Vice President. Neither Mr. Knievel nor Mr. Kinney is under any written contract to provide services to the Company, and neither has received any compensation from the Company other than payment of directors' fees. The Company reimburses its officers for expenses incurred relating to services rendered on its behalf.

In December 2001, the Company adopted a policy pursuant to which the Company pays each director $100 per meeting as compensation for services. In December 2003, the Company revised the Board compensation policy, to provide that commencing January 1, 2004, directors will be paid $200 per meeting, if the director is present for the meeting through adjournment, otherwise the meeting fee remains at $100 per meeting. The Company also pays each director $100 per committee meeting attended in person and $50 per committee meeting attended via telephone conference. In addition, directors are reimbursed at $0.405 per mile (as of January 1, 2005) for mileage reimbursement for travel to and from meetings.

The Company does not have any compensatory security option plan for its executive officers and directors. None of the directors or officers of the Company have any options, warrants or other similar rights to purchase securities of the Company.

OWNERSHIP OF VOTING SECURITIES
  BY DIRECTORS AND NOMINEES AND OFFICERS

The following table presents information regarding beneficial ownership of Membership Units of Husker Ag as of May 1, 2005 by (1) each director and nominee of Husker Ag, and (2) each named executive officer. Except as otherwise noted, based on information furnished by the owners, management believes that the members listed below have sole investment and voting power regarding their Membership Units, except that co-trustees share investment and voting power (* = Less than 1% of the class of Membership Units). (See section below entitled “Principal Holders of Voting Securities” for a listing of each member known by the Company to be an owner of more than 5% of its outstanding Membership Units.)

Name and Address of Beneficial Owner	Units Beneficially Owned	Percentage of Class

Current Directors and Management

Gary Kuester	2	*
56723 835 Road
Stanton, NE 68779

Fredrick J. Knievel	60(1)	*
RR 1, Box 196
Clearwater, NE 68726

Mike Kinney.	110(2)	*
51100 836 Road
Elgin, NE 68636

J. Alex Thramer	50(3)	*
Box 278
Ewing, NE 68735

O. Kelly Hodson	115(4)	*
807 Hill Street
P.O. Box 40
Osmond, NE 68765

James Hall	2,120(5)	13.83%
26941 480th Ave.
Sioux Falls, SD 57108

(1)	Includes 30 Membership Units held by him and his wife as joint tenants with respect to which Mr. Knievel may be regarded as having shared voting and dispositive power.
(2)
Includes 10 Membership Units held by him and his wife as joint tenants with respect to which Mr. Kinney may be regarded as having shared voting and dispositive power and also includes 100 Membership Units held by Kinney, Inc. for which Mr. Kinney has shared voting and dispositive power.

(3)	Includes 20 Membership Units held by him and his wife as joint tenants with respect to which Mr. Thramer may be regarded as having shared voting and dispositive power.
(4)
Includes 35 Membership Units held by SENO Partnership f/b/o the Orville Kelly Hodson IRA. Does not include 35 Membership Units held by SENO Partnership f/b/o the Luella T. Hodson IRA, Mr. Hodson’s wife for which Mr. Hodson disclaims beneficial ownership.

(5)
This amount includes 110 Membership Units owned by Mr. Hall individually and 510 membership units held indirectly by him as a member of The Better Energy Company, LLC. This amount also includes 1,500 membership units of Agri-Energy, L.P. of which Mr. Hall is a director, with respect to which Mr. Hall may be regarded as having sole voting and dispositive power.

Name and Address of Beneficial Owner	Units Beneficially Owned	Percentage of Class

Current Directors and Management

David A. Kolsrud	300(6)	1.96%
203 81st Street
Beaver Creek, MN 56116

Ronald A. Fick	610(7)	3.98%
1159 101st Street
Luverne, MN 56156

O. Wayne Mitchell	-0-	-0-
2001 Country Club Drive NE
Willmar, MN 56201

Stanley A. Gyberg	90(8)	*
RR 2, Box 188
Luverne, MN 56156

Robert E. Brummels	400	2.61%
56849 876 Road
Coleridge, NE 68727

David Stearns	105	*
1110 N. Kniss
Luverne, MN 56156

Leonard Wostrel	-0-	-0-
86752 Highway 13
Creighton, NE 68729

Allen H. Sievertsen	6(9)	*
54945 868 Road
Wausa, NE 68786

Class I Nominee

Kent A. Friedrich	150(10)	*
53695 865 Road
Plainview, NE 68769

(6)
This amount includes 170 Membership Units held indirectly by him as a member of The Better Energy Company, LLC. This amount does not include Membership Units of Agri-Energy, L.P. of which Mr. Kolsrud is a partner.

(7)	This amount includes 510 membership units held indirectly by Mr. Fick as a member of The Better Energy Company, LLC.
(8)
This amount does not include the 3,060 membership units owned by the Better Energy Company, LLC of which Mr. Gyberg owns 5.62%, nor any membership units of Agri-Energy, L.P., of which Mr. Gyberg is a partner and Mr. Gyberg disclaims beneficial ownership of such membership units.

(9)	The 6 membership units are held by Mr. Sievertsen and his wife as joint tenants with respect to which he may be regarded as having shared voting and dispositive power.
(10)	The 150 membership units are held by Mr. Friedrich and his wife as tenants in common with respect to which he may be regarded as having shared voting and dispositive power.

The following table sets forth certain information as to the Membership Units beneficially owned by all executive officers and directors of the Company as a group (14 persons) as of May 1, 2005:

Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class

Membership Units	3,968[1]	25.9%

1-	Includes 166 Membership Units with respect to which members of the group may be regarded as having shared voting power and/or shared investment power.

CERTAIN RELATIONSHIPS AND OTHER RELATED TRANSACTIONS

Conflicts of interest may arise in the future as a result of the relationships between and among its members, officers, directors and their affiliates, although its officers and directors have fiduciary duties to Husker Ag. Husker Ag does not have a committee of independent directors or members or an otherwise disinterested body to consider transactions or arrangements that result from conflicts of interest. The Company’s Operating Agreement permits Husker Ag to enter into agreements with directors, officers, members and their affiliates, provided that any such transactions are on terms no more favorable to the directors, officers, members (or their affiliates) than generally afforded to non-affiliated parties in a similar transaction.

The Company has adopted an Affiliated Transactions Policy, which provides as follows concerning transactions with affiliated persons or entities:

All material affiliated transactions and loans will be made or entered into on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties, and that all material affiliated transactions and loans, or any forgiveness of loans must:

(a) must be approved by a majority of the Company’s independent directors who do not have an interest in the transaction(s); or

(b) must be approved by the affirmative vote of members holding a majority of the outstanding membership interests, excluding the membership interests of members having an interest in the transaction(s); or

(c) be established to have been fair to the Company when the transaction is judged according to the circumstances at the time of the commitment.

Notwithstanding anything in the Affiliated Transaction Policy to the contrary, all sales of corn and other feedstock by directors, officers, members or other affiliated parties to the Company, and all purchases of ethanol, distillers’ grains and other co-products by directors, officers, members or other affiliated parties from the Company, shall not require any of the approvals described above, provided, the purchase or sale price is equal to the then current market price and the transaction is on terms no less favorable than those that can be obtained from unaffiliated third parties.

On January 25, 2004, the Husker Ag Board of Directors adopted a Policy on Marketing which, among other things, provides that commencing April 1, 2004, no employee of Husker Ag, no member of the Board of Directors, and no person performing marketing functions for the Company, shall haul or have any ownership interest in trucks or entities which haul the Company's products.

On February 17, 2004, the Husker Ag Board of Directors approved the payment of $2,250 per month to Gary Kuester in consideration of his acting on behalf of the Company as a political liaison. This arrangement ran through the end of the 2004 Nebraska Unicameral legislative session, which ended April 15, 2004.

O. Wayne Mitchell is an officer and employee of Fagen, Inc., which was the Company’s design-build contractor. On November 30, 2001, Husker Ag executed its Design-Build Contract with Fagen, Inc., Granite Falls, Minnesota (“Fagen”). Under the Design-Build Contract, Fagen was responsible for the design and construction of the Husker Ag ethanol plant. Construction of the plant was completed and the Company began grinding corn on March 4, 2003. Plant construction costs totaled approximately $27.66 million, excluding the purchase of the land, site development, construction of the administration building, and connection of a rail spur.

The Design-Build Contract, and related change orders, included provisions for an incentive bonus to, or liquidated damages from, Fagen based on the scheduled project completion date. Based on the agreed upon substantial completion date, Fagen was entitled to an incentive bonus of $356,000. On June 5, 2003, Husker Ag entered into an unsecured promissory note with Fagen in the amount of $356,000 for the early completion bonus (the “Fagen Note”). The Fagen Note accrued interest at the same rate charged by the Company’s senior lender as such rate changed from time to time. Husker Ag agreed to pay the Fagen Note in installment payments approved by Husker Ag’s senior lender prior to June 5, 2006.

The Company did not make any payments on the Fagen Note prior to June 10, 2004. However, after obtaining approval from its primary lender, the Company paid the Fagen Note in full on June 10, 2004. The total payoff of the Fagen Note was $373,817, which included principal in the amount of $356,000 and accrued interest in the amount of $17,817.

On December 16, 2003, the Company's Board of Directors authorized the Company to enter into a SIMPLE IRA retirement plan with American Funds for its employees. Edward Jones is the Company's authorized broker dealer for its employees' investment in the retirement plan with American Funds. Kent Friedrich, a current nominee for the Board of Directors, is Edward Jones' investment representative working with the Company. Edward Jones and Mr. Friedrich are compensated based upon the amount of employee contributions made to the retirement plan. While this arrangement was entered into before Mr. Friedrich submitted his nomination to the Board, it complies with the Company's Affiliated Transaction Policy. On April 26, 2005, the Company's Board of Directors ratified the Company's arrangement with American Funds and Edward Jones.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of the Section 16(a) reports furnished to the Company or on written representations that no reports were required, the Company believes that during fiscal year 2004, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% members were complied with; with the exception of a late filing of a Form 4 with respect to the gift of ten membership units to a relative by Mr. Kinney, a director. In that case, the late filing of the Form 4 during fiscal year 2004 was inadvertent.

CODE OF ETHICS

The Company's Principal Executive Officer, Principal Financial Officer and principal accounting officer or other persons performing similar functions, including the General Manager, are required to comply with the Company's Code of Ethics, adopted by the Company Board of Directors. The purpose of the Code of Ethics is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure that the Company's business is conducted in a consistently legal and ethical manner. Concerns or complaints regarding ethical issues are treated on a confidential basis.

The Company will provide without charge to any person requesting a copy of its Code of Ethics. A written request for such report should be directed to Fredrick J. Knievel, Chairman of the Board and President, Husker Ag, LLC, 54048 Highway 20, Plainview, Nebraska 68769. The Company’s Code of Ethics was also filed as an Exhibit to the 2003 Form 10-KSB which was filed with the SEC on March 30, 2004, and which is available through the SEC’s web site (www.sec.gov).

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth the names and certain information with respect to each person who, as of May 1, 2005, was known by the Company to be the beneficial or record owner of more than five percent (5%) of the Company's Membership Units:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Membership Units	The Better Energy Company, LLC 638 51st Street Hills, Minnesota 56138	3,060	19.98%
Membership Units	Miltona Bay, LLC 108 Miller Circle Granite Falls, Minnesota 56241	940	6.14%
Membership Units	Agri-Energy, L.P. 502 South Walnut Ave. Luverne, Minnesota 56156	1,500	9.79%

NOMINATIONS TO THE BOARD OF DIRECTORS

In response to a request from the Company for nominees for directors to be elected at the 2005 Annual Meeting, the Company received the nomination of the following individual to the Company’s Board of Directors and the following nominee has consented to serve as director if elected. The following description is based on information provided by the nominee.

Gene Twiford, 69, is a life long farmer near Laurel, Nebraska. He still works the farm where he was born and raised. Mr. Twiford enlisted and served in the United States Army. He has been married for 44 years and has four children and five grandchildren. Mr. Twiford is very active in the community and has held a variety of positions with the local school boards and his Church. He has also held a variety of positions with the American Legion including Post 54 Commander, District III Commander and State of Nebraska Commander.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company's annual report for the fiscal year ended December 31, 2004, including financial statements, accompanies the mailing of this Proxy Statement, but it is not deemed a part of the proxy soliciting material.

The Company will provide without charge to each member solicited a copy of its Annual Report to the Securities and Exchange Commission on Form 10-KSB, including the financial statements and the schedules thereto, for the fiscal year ended December 31, 2004. A written request for such report should be directed to Fredrick J. Knievel, Chairman of the Board and President, Husker Ag, LLC, 54048 Highway 20, Plainview, Nebraska 68769. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of Membership Units in the Company on May 1, 2005. Exhibits to the 10-KSB will be mailed upon  similar request and payment of specified fees. The 2004 Form 10-KSB is also available through the SEC’s web site (www.sec.gov).

AUDIT MATTERS

The Audit Committee has approved BKD, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2005. A representative of the firm of BKD, LLP is expected to be present at the Annual Meeting of Members. Such representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from members.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

None.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any member of Husker Ag who desires to contact the Board of Directors, or any individual director, of Husker Ag may do so by writing to the Husker Ag, LLC Board of Directors, 54048 Highway 20, Plainview, Nebraska 68769. Communications should be addressed to the Chairman of the Board of Directors, or to the individual director's name.

Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company's Annual Meeting of Members, it encourages directors to attend. All but one of the current Husker Ag, LLC directors attended the 2004 Annual Meeting of Members.

MEMBERS' PROPOSALS

Any member proposal intended to be considered for inclusion in the Proxy Statement for presentation at the 2006 Annual Meeting of Members must be received by the Company no later than January 16, 2006. The proposal must be in accordance with the provisions of 14a-8 promulgated by the SEC under the Exchange Act. It is suggested that the proposal be submitted by certified mail—return receipt requested. Members who intend to present a proposal at the 2006 Annual Meeting of members without including such proposal in the Company’s Proxy Statement must provide the Company notice of such proposal no later than February 28, 2006. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the Membership Units covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Fredrick J. Knievel
Fredrick J. Knievel,
Chairman of the Board

May 4, 2005

TO BE CERTAIN THAT YOUR MEMBERSHIP UNITS WILL BE REPRESENTED AT THE 2005 ANNUAL MEETING OF MEMBERS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY BY FAX (402) 582-3888 OR IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

APPENDIX I

Amended and Restated
Audit Committee Charter

for

Husker Ag, LLC

Background

In 2002, the United States Congress passed the Sarbanes-Oxley Act, which Act created additional requirements for audit committees of publicly traded companies and directed the Securities and Exchange Commission (the "Commission") and national securities exchanges and national securities associations (collectively, the "Market Authorities") to amend and supplement their rules with respect to such committees. The United States Congress, the Market Authorities, and any other regulatory bodies that from time to time may adopt rules pertaining to audit committees are hereinafter referred to as the "Regulatory Authorities."

In response to the recent actions taken by the Regulatory Authorities, the Board of Directors (the “Board”) of Husker Ag, LLC (the “Company”) now adopts this Amended and Restated Audit Committee Charter (the “Charter”). The Charter describes the duties and responsibilities of the Company's audit committee (the "Committee") and grants the Committee the authority necessary to perform its oversight responsibility.

Charter

I.              Purposes of the Committee

The purposes of the Committee are to (a) oversee the accounting and financial reporting processes of the Company  and the audits of the Company's financial statements, and (b) in connection therewith, assist the Board in fulfilling its responsibility to ensure the fairness and accuracy of the Company's financial statements and to ensure the existence of appropriate internal control over financial reporting, and the independence of the independent public accountants engaged to audit the Company's financial statements (the "independent auditors"), and to render the reports required of the Committee, and to allow the Company to make the disclosures required by related Commission regulations.

II.             Qualifications of the Committee Membership

The membership of the Committee shall consist of at least three (3) directors each of whom shall (a) meet independence requirements of the rules and regulation of the Nasdaq National Market listing standards (a summary of which is attached hereto on "Exhibit A") and any other applicable laws and the rules and regulations of the Commission; (b) not have participated in the preparation of the financial statements of the Company or any current subsidiary thereof at any time during the past three years; (c) be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement; (d) demonstrate all other qualifications required by law or the Commission, and (e) be free of any relationship that, in the Board's discretion, may interfere with such member’s independent judgment. The Committee shall determine from time to time whether its members meet the criteria set forth in this Charter.

III.           Responsibilities

Although the Committee may consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee will perform such other duties as may from time to time be assigned to it by the Board or as may be imposed by law or by rule or regulation of the Commission. Subject to the provisions of Section IX, the Committee shall be responsible for performing the following duties:

(a) Appoint the independent auditors to be retained to audit the financial statements of the Company for the coming year and take responsibility for the rotation of the audit partner;

(b) Assure that the Company's interim financial statements are reviewed by the Company's independent auditors, as required by Commission rules, prior to the filing of such interim financial statements with the Commission as part of the Company's report on Form 10-QSB and discuss with management and the independent auditors such interim financial information, and the results of the review of such information by the independent auditors;

(c) Review and discuss the Company's audited financial statements with management, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-KSB;

(d) Review and discuss the Company's audited financial statements with the Company's independent auditors and review those matters required to be discussed by Statement of Auditing Standards No. 61, as modified or supplemented from time to time;

(e) (1) Obtain annually the written disclosures and the letter from the Company's independent auditors required by the Independent Standards Board's Standard No. 1, as modified or supplemented, (2) discuss with the independent auditors their independence, (3) as required by Commission rules, pre-approve all audit services and permitted non-audit services to be performed by the independent auditor, and (4) regularly review the adequacy of the Company's policies and procedures for pre-approving the independent auditor, the audit and non-audit services pre-approved, and the fees paid to the independent auditors;

(f) Review annually the scope of the independent auditors' work, including any non-auditing or consulting services;

(g) Review with the Company's independent auditors adjustments made to the Company's audited financial statements, including a reconciliation of any adjustments made in the audited financial statements from the Company's quarterly interim financial statements;

(h) Review with management and the Company's independent auditors any significant financial reporting issues or judgments called for in connection with the preparation of the Company's financial statements, including the adequacy and appropriateness of any reserves, policies relating to the recognition of revenue, the quality and appropriateness of the Company's accounting principles, and any other matters which, in its judgment, or the judgment of the Company's independent auditors, could have a material impact on the Company's financial statements;

(i) Review with the Company's independent auditors and management the quality and adequacy of the Company's internal control over financial reporting systems and the Company's compliance with such controls, including disclosures relating to significant deficiencies in the design or operation of internal control over financial reporting or any fraud that involves management or other employees who have a significant role in the Company's internal control over financial reporting;

(j) Confer with the Company's independent auditors about any audit requirements as specified in the Securities and Exchange Act of 1934 that may have come to the attention of the independent auditors;

(k) Review any major changes to the Company's auditing and accounting policies and practices suggested by the Company's independent auditors or by management. (In undertaking the duties specified herein, in communications with the Company's independent auditors, the Committee will, in accordance with Statement of Auditing Standards No. 61, communicate with the independent auditors with respect to (1) methods used to account for significant or unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates, and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and (4) disagreements with management, if any, over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the Company's financial statements);

(l)  Review and discuss with the independent auditors their audit procedures, the proposed scope and plan of the annual audit, and all audit engagement fees and terms which shall be approved by the Committee and take responsibility for the appointment, compensation, retention, and oversight of the Company's independent auditors, and review the proposed scope and plan of the annual audit;

(m) Evaluate, together with the Board and management, the performance of the independent auditors and, when appropriate, discuss replacing such auditors.

(n) Review the independent auditors' management letter and consider any comments made by the independent auditors with respect to improvements in the internal accounting controls of the Company, consider any corrective action recommended by the independent auditors, and review any corrective action taken by management;

(o) Review and devote attention to any areas in which management and the Company's independent auditors disagree and determine the reasons for such disagreement;

(p) Review the performance of the independent auditors and take direct responsibility for hiring and, if appropriate, replacing any independent auditor failing to perform satisfactorily;

(q) Review the performance of the Company's accounting officer, controller, and the Company's bookkeepers and recommend to the Board of Directors, Personnel Committee, or management any appointment, replacement, reassignment or dismissal of such persons;

(r) Review any difficulties any independent auditor may have encountered with respect to performance of an audit, including, without limitation, any restrictions placed upon the scope of the audit on access to information, or any changes in the proposed scope of the audit;

(s) Provide, as part of the Company's proxy filed pursuant to Commission regulations, the report required by Commission regulations relating to proxies and cause a copy of that report to be included annually in the Company's proxy solicitation materials;

(t) Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters;

(u) Establish in accordance with law and the rules and regulations of the Commission procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and

(v) Report the activities of the Committee to the Board on a regular basis and reviewing issues with the Board as the Committee deems appropriate.

IV.           Access to Information

In order to perform its obligations, the Committee shall have unrestricted access to all relevant internal and external Company information and to any officer, director, or employee of the Company. The Committee shall maintain free and open communication with the independent auditors, the internal auditors and any officer or employee of the Company.

V.            Employee Access to the Committee

Any person employed by the Company will have access to the Committee, pursuant to procedures adopted by the Committee, to report any matter which such person believes would be of interest to the Committee or of general concern to the Committee or the Board. Contacting a member of the Committee to report any irregularity, questionable activity, or other matter will not subject the person making the report to discipline.

VI.           Frequency of Meetings

(a) The Committee shall meet at least four times each year and at such times as may be necessary and shall meet each quarter prior to the filing of the Form 10-QSB or Form 10-KSB. Special meetings of the Committee may be called by any member of the Committee, any member of the Board, the Chief Financial Officer, or the Chief Executive Officer.

(b) The Committee, at least once a year, will meet privately with the Company's independent and, if applicable, internal auditors, and no representative of the Company's management shall attend such meetings.

VII.          Access to Legal Counsel and Advisors

The Committee shall have full and free access to the Company's outside legal counsel, and if requested, to engage its own independent legal counsel, auditors or other advisors. The Company will pay for the cost of any such legal counsel and advisors.

VIII.        Meeting Procedures

Members of the Committee shall endeavor to attend all meetings of the Committee. The Committee is governed by the same rules regarding meetings (including meetings by telephone conference), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board and is authorized to adopt its own rules of procedure not inconsistent with any provision of this Charter or of the Company's Second Amended and Restated Operating Agreement or the laws of the state of Nebraska. Written minutes will be maintained for each meeting of the Committee.

One member of the Committee shall be appointed as the chairperson. The chairperson shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chairperson also will maintain regular liaison with management and the independent audit partner of the Company’s independent auditor.

IX.           Limitation of the Committee Duties

The Committee is not an investigative committee of the Board and shall have no investigative duties unless expressly assigned to the Committee by the Board or pursuant to the Audit Committee Policy regarding Accounting and Audit Complaints. The Committee will exercise its business judgment in performing its duties under this Charter, including the duties outlined in Section III, and may emphasize and prioritize those duties and responsibilities set forth above which the Committee, in its discretion and judgment, believes are the most important, given the particular circumstances. It is not the duty of the Committee to undertake the audit of the Company itself, to plan the audit, or to undertake any of the responsibilities of the Company's internal or independent auditors. The Committee is not required to follow the procedures required of auditors in performing reviews of interim financial statements or audited financial statements. In performing its functions, the Committee may rely upon information provided to it by management, by the Company's internal and independent auditors, or by legal counsel. This Charter imposes no duties on the Committee or its members that are greater than those duties imposed by law upon a director under the applicable provisions of the Nebraska Limited Liability Company Act. If any claim is asserted against the Committee, any of its members or the Company by any person who owns a membership interest in the Company or any other person, nothing in this Charter shall be construed to limit or restrict any defense or indemnification available to the Committee, any of its members, or the Company.

Management is responsible for the preparation of the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its members and others.

* * * * * * *

Adopted by the Board of Directors of Husker Ag, LLC on November 12, 2004.

EXHIBIT A
(Attachment to Amended and Restated Audit Committee Charter)

Summary of Nasdaq MarketPlace Rule 4350(d)(2)
Regarding Independence

Each of the audit committee members must be "independent" as defined under MarketPlace Rule 4200(a)(15). Under Rule 4200(a)(15), an "independent director" means a person other than an officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(a) Company Employee. A director who is (or at any time during the past three years was) employed by the Company;

(b) Receipt of Payments Exceeding $60,000. A director who accepted or who has a family member who accepted any payments from the Company in excess of $60,000 during any period of 12 consecutive months within the 3 years preceding the determination of independence, other than:

i.	compensation for board service;
ii.	payments arising solely from investments in the Company's securities;
iii.	compensation paid to a family member who is a non-executive employee of the Company;
iv.	benefits under a tax-qualified retirement plan or non-discretionary compensation;
v.	loans from a financial institution; provided, that such loans meet specific conditions set forth in the Rule;
vi.
payments from a financial institution in connection with the deposit of funds or the financial institution acting in an agency capacity; provided, that such payments meet specific conditions set forth in the Rule; or

vii
loans permitted under Section 13(k) of the Act, which includes, among other things, home improvement loans, consumer credit, or an extension of credit by a broker; provided, such loans meet specific conditions set forth in Section 13(k).

(c) Family Relationship. A director who is a family member of an individual who is, or at any time during the past 3 years was, an executive officer of the Company;

(d) Receipt of Payments for Property or Services. A director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past 3 fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

i.	payments arising solely from investments in the Company's securities; or
ii.	payments under non-discretionary charitable contribution matching programs.

(e) Compensation Committee Interlock. A director of the Company who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past 3 years any of the executive officers of the Company serve on the compensation committee of such other entity; or

(f) Auditor Relationships. A director who is, or has a family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during the past 3 years.

(g) Each audit committee member must meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Act, which states that an audit committee member may not:

(1) Accept any consulting, advisory, or other compensatory fee from the Company; or

(2) Be an affiliated person1 of the Company.

1-	An "affiliated person" means a person that directly, or indirectly through one or more intermediaries, "controls," is "controlled by," or is "under common control with," the person specified.

HUSKER AG, LLC
54048 Highway 20
Plainview, Nebraska 68769

REVOCABLE PROXY
for
2005 ANNUAL MEETING OF MEMBERS
JUNE 6, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HUSKER AG, LLC. The undersigned acknowledges receipt of the Notice of Annual Meeting of Members and the accompanying Proxy Statement, each dated May 4, 2005, and any adjournments thereof, and appoints Stanley Gyberg, Mike Kinney and David Stearns, and each of them with full power of substitution, as the proxies of the undersigned to represent the undersigned and to vote all membership units of Husker Ag, LLC which the undersigned would be entitled to vote if personally present at the Annual Meeting and any adjournments.

This Proxy is revocable and the undersigned may revoke it at any time prior to the beginning of the Annual Meeting by giving either personal or written notice of such revocation to Mr. Fredrick J. Knievel, Chairman of the Board and President of Husker Ag, LLC, at the Company’s offices at 54048 Highway 20, Plainview, Nebraska 68769, or to the person designated as the Corporate Secretary, Leonard Wostrel, at the commencement of the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.

NOTE: The proxies reserve the right to cumulate the votes cast by proxy in the director election and distribute them among the director nominees in their discretion. The proxies of the undersigned may vote according to their discretion on any other matter that may properly be brought before the Annual Meeting or any adjournment thereof.

You may elect to fax this proxy to Husker Ag, LLC. A faxed copy of your signature is legally sufficient to count your vote by proxy. If you fax it back, there is no need to mail the original.

PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY TO
HUSKER AG, LLC

BY FAXING THE PROXY TO (402) 582-3888
or
MAILING THE PROXY IN THE
ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE

REVOCABLE PROXY
for
2005 ANNUAL MEETING OF MEMBERS
JUNE 6, 2005

Please sign exactly as the name appears on your membership certificate. When signing as attorney, personal representative, trustee, or guardian, please give full title. All joint owners and trustees must sign. If the signer is a corporation or other entity, please sign in full the corporation or other entity name, by a duly authorized officer/representative.

Signature

Printed Name

Signature if held jointly/Signature of Co-Trustees

Printed Name

Signature if held jointly/Signature of Co-Trustees

Printed Name

Dated this ____ day of ________________, 2005

☒ Please mark vote as in this example.

YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH CLASS I NOMINATED DIRECTOR.

1.	Election of Directors. (Check only one box below. You may withhold authority to vote for any one or more of the following nominees by striking through the name of the nominee.)

☐	FOR all of the Class I nominees listed below (except as indicated) to serve a three year term

Robert E. Brummels	Ronald A. Fick

Kent A. Friedrich	James Hall

O. Wayne Mitchell

	☐	WITHHOLD AUTHORITY to vote for ALL nominees listed above

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.